UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
 ACT OF 1934
Date of Report (Date of Earliest Event Reported)   August 5, 2008

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 30150 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

 Item 2.02   Results of Operations and Financial Condition

            Sierra Pacific Resources made available, on its website at www.sierrapacificresources.com, comparative years financial information, including financial information for the quarter ended June 30, 2008.  A reconciliation of the non-GAAP financial information contained within the posting to the most directly comparable financial measures calculated and presented in accordance with GAAP is attached hereto as Exhibits 99.1 and 99.2.  Disclosures regarding definitions of these financial measures used by Sierra Pacific and why Sierra Pacific’s management believes these financial measures provide useful information to investors are also included in Exhibits 99.1 and 99.2.

     The information in this Current Report (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits — The following exhibit is furnished with this Form 8-K:

EX-99.1 — Reconciliation of Non-GAAP Financial Information — EBITDA
                EX-99.2 — Reconciliation of Non-GAAP Financial Information — Funds from Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: August 5, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer

Nevada Power Company (Registrant)

Date: August 5, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer

Sierra Pacific Power Company (Registrant)

Date: August 5, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer